HERITAGE EQUITY FUNDS
   Supplement dated September 24, 2003 to the Prospectus dated January 2, 2003

                                 TECHNOLOGY FUND

                      *** Technology Fund Shareholders ***
         *** Important Notice Regarding Change In Investment Policy ***



Reorganization of Technology Fund into Growth Equity Fund
---------------------------------------------------------

The Heritage Series Trust Board of Trustees has approved the reorganization of the Heritage Technology Fund into the Heritage Growth Equity Fund. Both Funds are series of the Heritage Series Trust, an open-end investment company. The reorganization is expected to be effected on or about December 12, 2003 and does not require shareholder approval. In addition, it is intended that the reorganization will be accomplished without resulting in the imposition of federal income tax on the Funds or their shareholders. An Information Statement describing the reorganization will be provided to Technology Fund shareholders.

Pursuant to a plan of reorganization, the Technology Fund will transfer its assets to the Growth Equity Fund in exchange for shares of the Growth Equity Fund and the Growth Equity Fund's assumption of the liabilities of the Technology Fund. After the transfer, the Technology Fund will distribute the Growth Equity Fund shares to its shareholders in a complete liquidation. As a result, Technology Fund shareholders will become shareholders of the Growth Equity Fund.

The Technology Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) primarily in equity securities of companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce (technology companies).

The Growth Equity Fund seeks growth through long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities.

As a result of the reorganization, effective immediately shares of the Technology Fund will no longer be offered to the public for purchase.

                      *** Technology Fund Shareholders ***
         *** Important Notice Regarding Change In Investment Policy ***